                                                                   Exhibit 23.01





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-36110, 33-43025, 33-45001 and 33-48371)
on Form S-8.

                                                     /s/ Arthur Andersen & Co.
                                                         ARTHUR ANDERSEN & CO.



San Jose, California
March 28, 1994





                                      113